CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2024 OPERATING RESULTS

Houston, Texas (October 31, 2024) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and nine months ended September 30, 2024. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and nine months ended September 30, 2024 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended September 30,		Nine Months Ended September 30,
Per Diluted Share	2024	2023	2024	2023
EPS(1)	($0.04)	$0.44	$1.13	$1.66
FFO	$1.65	$1.73	$5.02	$5.06
Core FFO	$1.71	$1.73	$5.12	$5.09
Core AFFO	$1.48	$1.49	$4.42	$4.50

	Three Months Ended	3Q24 Guidance	3Q24 Guidance
Per Diluted Share	September 30, 2024	Midpoint	Variance
EPS(1)	($0.04)	$0.33	($0.37)
FFO	$1.65	$1.65	$0.00
Core FFO	$1.71	$1.68	$0.03
(1) For the three and nine months ended September 30, 2024, EPS included approximately $0.37 per share of impairments associated with land development activities.

During the quarter, Camden decided not to move forward at the present time with four predevelopment projects. These decisions were made as part of a strategic review taking into consideration the Company’s current portfolio concentrations and the overall operating environments in those markets or submarkets. The Company recognized a non-cash charge of approximately $41.0 million, or $0.37 per diluted share, of impairment expenses related to land development projects located in Los Angeles, CA, Houston, TX, and Atlanta, GA. These reductions primarily reflect the carrying and other costs incurred since acquiring those development sites. Camden will also cease capitalizing interest and expenses associated with these assets going forward.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	3Q24 vs. 3Q23	3Q24 vs. 2Q24	2024 vs. 2023
Revenues	0.6%	0.3%	1.5%
Expenses	1.8%	1.5%	2.4%
Net Operating Income ("NOI")	0.0%	(0.4)%	1.0%

Same Property Results	3Q24	3Q23	2Q24
Occupancy	95.5%	95.5%	95.3%

For 2024, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	October 2024*	October 2023	3Q24	3Q23
Signed New Lease Rates	(4.8)%	(3.7)%	(2.8)%	0.2%
Signed Renewal Rates	3.0%	4.1%	3.6%	5.0%
Signed Blended Lease Rates	(1.7)%	(0.9)%	0.1%	2.3%
New Lease and Renewal Data - Date Effective (2)	October 2024*	October 2023	3Q24	3Q23
Effective New Lease Rates	(4.4)%	(2.6)%	(2.2)%	0.9%
Effective Renewal Rates	3.4%	4.7%	3.9%	5.9%
Effective Blended Lease Rates	(0.8)%	1.1%	0.9%	3.3%
*Preliminary data as of October 30, 2024
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy and Bad Debt	October 2024*	October 2023	3Q24	3Q23
Occupancy	95.3%	94.9%	95.5%	95.5%
Bad Debt	NA	0.9%	0.9%	1.4%
*Preliminary data as of October 30, 2024

Development Activity
During the quarter, leasing continued at Camden Woodmill Creek in Spring, TX, Camden Durham in Durham, NC, and Camden Long Meadow Farms in Richmond, TX.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 10/30/2024
Camden Woodmill Creek	Spring, TX	189	$71.6	79%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 10/30/2024
Camden Durham	Durham, NC	420	$145.0	74%
Camden Long Meadow Farms	Richmond, TX	188	75.0	46%
Camden Village District	Raleigh, NC	369	138.0
Camden South Charlotte	Charlotte, NC	420	163.0
Camden Blakeney	Charlotte, NC	349	154.0
Total		1,746	$675.0

Liquidity Analysis
As of September 30, 2024, Camden had nearly $1.1 billion of liquidity comprised of approximately $31.2 million in cash and cash equivalents, and over $1.0 billion of availability under its unsecured credit facility. At quarter-end, the Company had approximately $267.0 million left to fund under its existing wholly-owned development pipeline.

During the quarter, Camden utilized cash on hand and its unsecured revolving credit facility to repay its 3.68% $250.0 million senior unsecured notes payable which matured in September 2024. Also during the quarter, the Company extended the maturity date of its $40 million unsecured floating rate term loan to 2026.

Hurricane Impact
During the quarter, Hurricane Beryl impacted several of our multifamily communities in the Houston, TX area and we incurred approximately $2.1 million of storm-related expenses, net of anticipated insurance recoveries. Camden expects no material charges related to either Hurricane Helene or Hurricane Milton.

Earnings Guidance
Camden updated its earnings guidance for 2024 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2024 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	4Q24	2024	2024 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.34 - $0.38	$1.46 - $1.50	$1.48	$1.88	$(0.40)
FFO	$1.65 - $1.69	$6.67 - $6.71	$6.69	$6.72	$(0.03)
Core FFO(1)	$1.68 - $1.72	$6.79 - $6.83	$6.81	$6.79	$0.02
(1) The Company's 2024 core FFO guidance excludes approximately $0.12 per share of non-core charges for casualty-related expenses, severance, legal costs, loss on early retirement of debt, expensed pursuit costs, and advocacy contributions.

	2024	2024 Midpoint
Same Property Growth Guidance	Range	Current	Prior	Change
Revenues	1.10% - 1.50%	1.30%	1.50%	(0.20)%
Expenses	2.10% - 2.50%	2.30%	2.85%	(0.55)%
NOI	0.35% - 1.15%	0.75%	0.75%	0.00%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2024 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call

Friday, November 1, 2024 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 6652140
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 172 properties containing 58,250 apartment homes across the United States. Upon completion of 5 properties currently under development, the Company’s portfolio will increase to 59,996 apartment homes in 177 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 17 consecutive years, most recently ranking #24. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
OPERATING DATA

Property revenues (a)	$387,232	$390,778	$1,157,523	$1,154,440

Property expenses
Property operating and maintenance	95,940	91,011	275,110	264,038
Real estate taxes	47,420	49,094	145,684	148,345
Total property expenses	143,360	140,105	420,794	412,383

Non-property income
Fee and asset management	1,707	1,077	5,597	2,373
Interest and other income	1,076	64	4,442	557
Income/(loss) on deferred compensation plans	8,248	(3,339)	15,140	5,417
Total non-property income	11,031	(2,198)	25,179	8,347

Other expenses
Property management	9,817	7,891	29,057	24,939
Fee and asset management	623	444	1,541	1,277
General and administrative	18,845	15,543	53,692	46,762
Interest	32,486	33,006	97,250	99,427
Depreciation and amortization	145,844	144,359	436,540	429,857
Expense/(benefit) on deferred compensation plans	8,248	(3,339)	15,140	5,417
Total other expenses	215,863	197,904	633,220	607,679

Impairment associated with land development activities	(40,988)	—	(40,988)	—
Loss on early retirement of debt	—	—	(921)	(2,513)
Gain on sale of operating property	—	—	43,806	48,919
Income (loss) from continuing operations before income taxes	(1,948)	50,571	130,585	189,131
Income tax expense	(390)	(752)	(2,354)	(2,753)
Net income (loss)	(2,338)	49,819	128,231	186,378
Less income allocated to non-controlling interests	(1,866)	(1,856)	(5,629)	(5,399)
Net income (loss) attributable to common shareholders	($4,204)	$47,963	$122,602	$180,979

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income (loss)	($2,338)	$49,819	$128,231	$186,378
Other comprehensive income (loss)
Unrealized gain on cash flow hedging activities	—	—	85	—
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	358	358	1,808	1,075
Comprehensive income (loss)	(1,980)	50,177	130,124	187,453
Less income allocated to non-controlling interests	(1,866)	(1,856)	(5,629)	(5,399)
Comprehensive income (loss) attributable to common shareholders	($3,846)	$48,321	$124,495	$182,054

PER SHARE DATA

Total earnings/(loss) per common share - basic	($0.04)	$0.44	$1.13	$1.66
Total earnings/(loss) per common share - diluted	(0.04)	0.44	1.13	1.66

Weighted average number of common shares outstanding:
Basic	108,426	108,683	108,513	108,638
Diluted	108,426	108,706	108,547	108,659

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended September 30, 2024, we recognized $387.2 million of property revenue which consisted of approximately $344.9 million of rental revenue and approximately $42.3 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $390.8 million recognized for the three months ended September 30, 2023, made up of approximately $347.7 million of rental revenue and approximately $43.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the nine months ended September 30, 2024, we recognized $1,157.5 million of property revenue which consisted of approximately $1,031.0 million of rental revenue and approximately $126.5 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compared to the $1,154.4 million of property revenue recognized for the nine months ended September 30, 2023, made up of approximately $1,028.0 million of rental revenue and approximately $126.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $10.7 million and $10.5 million for the three months ended September 30, 2024 and 2023, respectively and was $31.9 million and $31.3 million for the nine months ended September 30 2024 and 2023, respectively.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
FUNDS FROM OPERATIONS

Net income (loss) attributable to common shareholders	($4,204)	$47,963	$122,602	$180,979
Real estate depreciation and amortization	142,853	141,362	427,595	420,762
Income allocated to non-controlling interests	1,866	1,856	5,629	5,399
Gain on sale of operating properties	—	—	(43,806)	(48,919)
Impairment associated with land development activities	40,988	—	40,988	—
Funds from operations	$181,503	$191,181	$553,008	$558,221

Plus: Casualty-related expenses, net of (recoveries)	2,833	(436)	2,769	503
Plus: Severance	—	—	506	—
Plus: Legal costs and settlements, net of recoveries	1,301	—	3,267	84
Plus: Loss on early retirement of debt	—	—	921	2,513
Plus: Expensed development & other pursuit costs	833	—	1,493	471
Plus: Advocacy contributions	1,653	—	1,653	—
Less: Miscellaneous (income)/expense	—	—	—	(364)
Core funds from operations	$188,123	$190,745	$563,617	$561,428

Less: recurring capitalized expenditures (a)	(25,676)	(26,554)	(77,296)	(65,167)

Core adjusted funds from operations	$162,447	$164,191	$486,321	$496,261

PER SHARE DATA
Funds from operations - diluted	$1.65	$1.73	$5.02	$5.06
Core funds from operations - diluted	1.71	1.73	5.12	5.09
Core adjusted funds from operations - diluted	1.48	1.49	4.42	4.50
Distributions declared per common share	1.03	1.00	3.09	3.00

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,082	110,301	110,141	110,255

PROPERTY DATA
Total operating properties (end of period) (b)	172	172	172	172
Total operating apartment homes in operating properties (end of period) (b)	58,250	58,961	58,250	58,961
Total operating apartment homes (weighted average)	58,453	59,153	58,344	59,010

.

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023
ASSETS
Real estate assets, at cost
Land	$1,718,185	$1,716,515	$1,706,983	$1,711,873	$1,732,804
Buildings and improvements	11,222,261	11,148,312	11,014,440	10,993,390	10,963,667
	12,940,446	12,864,827	12,721,423	12,705,263	12,696,471
Accumulated depreciation	(4,725,152)	(4,582,440)	(4,439,710)	(4,332,524)	(4,254,388)
Net operating real estate assets	8,215,294	8,282,387	8,281,713	8,372,739	8,442,083
Properties under development and land	418,209	439,758	477,481	486,864	499,761
Total real estate assets	8,633,503	8,722,145	8,759,194	8,859,603	8,941,844
Accounts receivable – affiliates	8,993	9,903	10,350	11,905	12,057
Other assets, net (a)	262,339	245,625	233,137	244,182	237,594
Cash and cash equivalents	31,234	93,932	92,693	259,686	14,600
Restricted cash	11,112	7,969	8,230	8,361	8,369
Total assets	$8,947,181	$9,079,574	$9,103,604	$9,383,737	$9,214,464

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,121,499	$3,222,569	$3,223,285	$3,385,309	$3,323,057
Secured	330,299	330,241	330,184	330,127	330,071
Accounts payable and accrued expenses	221,880	212,247	213,896	222,599	211,759
Accrued real estate taxes	131,693	90,702	46,612	96,517	128,794
Distributions payable	113,505	113,506	113,556	110,427	110,463
Other liabilities (b)	214,027	183,377	182,443	186,987	175,341
Total liabilities	4,132,903	4,152,642	4,109,976	4,331,966	4,279,485

Equity
Common shares of beneficial interest	1,158	1,157	1,157	1,156	1,156
Additional paid-in capital	5,927,477	5,924,608	5,919,851	5,914,868	5,911,627
Distributions in excess of net income attributable to common shareholders	(826,725)	(710,633)	(641,663)	(613,651)	(727,117)
Treasury shares	(359,989)	(359,975)	(356,880)	(320,364)	(320,702)
Accumulated other comprehensive income/(loss) (c)	641	283	(78)	(1,252)	(699)
Total common equity	4,742,562	4,855,440	4,922,387	4,980,757	4,864,265
Non-controlling interests	71,716	71,492	71,241	71,014	70,714
Total equity	4,814,278	4,926,932	4,993,628	5,051,771	4,934,979
Total liabilities and equity	$8,947,181	$9,079,574	$9,103,604	$9,383,737	$9,214,464

(a) Includes net deferred charges of:	$3,244	$3,703	$4,286	$5,879	$6,481

(b) Includes deferred revenues of:	$830	$894	$958	$1,030	$1,167

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain/(loss) on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for items not considered part of our core business operations. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes not only depreciation expense of real estate assets, but it also excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net income (loss) attributable to common shareholders	($4,204)	$47,963	$122,602	$180,979
Real estate depreciation and amortization	142,853	141,362	427,595	420,762
Income allocated to non-controlling interests	1,866	1,856	5,629	5,399
Gain on sale of operating properties	—	—	(43,806)	(48,919)
Impairment associated with land development activities	40,988	—	40,988	—
Funds from operations	$181,503	$191,181	$553,008	$558,221

Plus: Casualty-related expenses, net of (recoveries)	2,833	(436)	2,769	503
Plus: Severance	—	—	506	—
Plus: Legal costs and settlements, net of recoveries	1,301	—	3,267	84
Plus: Loss on early retirement of debt	—	—	921	2,513
Plus: Expensed development & other pursuit costs	833	—	1,493	471
Plus: Advocacy contributions	1,653	—	1,653	—
Less: Miscellaneous (income)/expense	—	—	—	(364)
Core funds from operations	$188,123	$190,745	$563,617	$561,428

Less: recurring capitalized expenditures	(25,676)	(26,554)	(77,296)	(65,167)

Core adjusted funds from operations	$162,447	$164,191	$486,321	$496,261

Weighted average number of common shares outstanding:
EPS diluted	108,426	108,706	108,547	108,659
FFO/Core FFO/ Core AFFO diluted	110,082	110,301	110,141	110,255

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Total Earnings Per Common Share - Diluted	($0.04)	$0.44	$1.13	$1.66
Real estate depreciation and amortization	1.30	1.27	3.87	3.79
Income allocated to non-controlling interests	0.02	0.02	0.05	0.05
Gain on sale of operating property	—	—	(0.40)	(0.44)
Impairment associated with land development activities	0.37	—	0.37	—
FFO per common share - Diluted	$1.65	$1.73	$5.02	$5.06

Plus: Casualty-related expenses, net of (recoveries)	0.02	—	0.03	—
Plus: Severance	—	—	—	—
Plus: Legal costs and settlements, net of recoveries	0.01	—	0.03	—
Plus: Loss on early retirement of debt	—	—	0.01	0.03
Plus: Expensed development & other pursuit costs	0.01	—	0.01	—
Plus: Advocacy contributions	0.02	—	0.02	—
Less: Miscellaneous (income)/expense	—	—	—	—
Core FFO per common share - Diluted	$1.71	$1.73	$5.12	$5.09

Less: recurring capitalized expenditures	(0.23)	(0.24)	(0.70)	(0.59)

Core AFFO per common share - Diluted	$1.48	$1.49	$4.42	$4.50

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	4Q24	Range	2024	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.34	$0.38	$1.46	$1.50
Expected real estate depreciation and amortization	1.29	1.29	5.17	5.17
Expected income allocated to non-controlling interests	0.02	0.02	0.07	0.07
Expected (gain) on sale of operating properties	—	—	(0.40)	(0.40)
Impairment associated with land development activities	—	—	0.37	0.37
Expected FFO per share - diluted	$1.65	$1.69	$6.67	$6.71
Anticipated Adjustments to FFO	0.03	0.03	0.12	0.12
Expected Core FFO per share - diluted	$1.68	$1.72	$6.79	$6.83

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11 of the supplement. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net income (loss)	($2,338)	$49,819	$128,231	$186,378
Less: Fee and asset management income	(1,707)	(1,077)	(5,597)	(2,373)
Less: Interest and other income	(1,076)	(64)	(4,442)	(557)
Less: Income/(loss) on deferred compensation plans	(8,248)	3,339	(15,140)	(5,417)
Plus: Property management expense	9,817	7,891	29,057	24,939
Plus: Fee and asset management expense	623	444	1,541	1,277
Plus: General and administrative expense	18,845	15,543	53,692	46,762
Plus: Interest expense	32,486	33,006	97,250	99,427
Plus: Depreciation and amortization expense	145,844	144,359	436,540	429,857
Plus: Expense/(benefit) on deferred compensation plans	8,248	(3,339)	15,140	5,417
Plus: Impairment associated with land development activities	40,988	—	40,988	—
Plus: Loss on early retirement of debt	—	—	921	2,513
Less: Gain on sale of operating property	—	—	(43,806)	(48,919)
Plus: Income tax expense	390	752	2,354	2,753
NOI	$243,872	$250,673	$736,729	$742,057

"Same Property" Communities	$234,590	$234,648	$704,705	$697,476
Non-"Same Property" Communities	9,053	8,157	27,131	21,451
Development and Lease-Up Communities	1,474	(12)	1,925	(19)
Disposition/Other	(1,245)	7,880	2,968	23,149
NOI	$243,872	$250,673	$736,729	$742,057

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results or 1.33 for 9 month results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net income (loss)	($2,338)	$49,819	$128,231	$186,378
Plus: Interest expense	32,486	33,006	97,250	99,427
Plus: Depreciation and amortization expense	145,844	144,359	436,540	429,857
Plus: Income tax expense	390	752	2,354	2,753
Less: Gain on sale of operating property	—	—	(43,806)	(48,919)
Plus: Impairment associated with land development activities	40,988	—	40,988	—
EBITDAre	$217,370	$227,936	$661,557	$669,496

Plus: Casualty-related expenses, net of (recoveries)	2,833	(436)	2,769	503
Plus: Severance	—	—	506	—
Plus: Legal costs and settlements, net of recoveries	1,301	—	3,267	84
Plus: Loss on early retirement of debt	—	—	921	2,513
Plus: Expensed development & other pursuit costs	833	—	1,493	471
Plus: Advocacy contributions	1,653	—	1,653	—
Less: Miscellaneous (income)/expense	—	—	—	(364)
Adjusted EBITDAre	$223,990	$227,500	$672,166	$672,703
Annualized Adjusted EBITDAre	$895,960	$910,000	$896,221	$896,937

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Unsecured notes payable	$3,193,365	$3,374,176	$3,219,724	$3,336,040
Secured notes payable	330,280	330,052	330,222	412,290
Total debt	3,523,645	3,704,228	3,549,946	3,748,330
Less: Cash and cash equivalents	(43,414)	(8,338)	(54,702)	(8,546)
Net debt	$3,480,231	$3,695,890	$3,495,244	$3,739,784

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net debt	$3,480,231	$3,695,890	$3,495,244	$3,739,784
Annualized Adjusted EBITDAre	895,960	910,000	896,221	896,937
Net Debt to Annualized Adjusted EBITDAre	3.9x	4.1x	3.9x	4.2x